UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                ---------------


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT 1934


                         DATE OF REPORT: AUGUST 4, 2003


                                ---------------


                               I.D. SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                       001-15087              22-3270799
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)


                              ONE UNIVERSITY PLAZA
                              HACKENSACK, NJ 07601
                                  201-996-9000
   --------------------------------------------------------------------------
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         99.1 Press Release dated August 4, 2003 - I.D. Systems, Inc. Reports Second Quarter Financial Results


ITEM 12. REGULATION FD DISCLOSURE

         On August 4, 2003, the Company issued a press release announcing its results of operations and financial condition for the three and six months ended June 30, 2003. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

         Information contained in this report (including exhibits hereto) shall not be deemed "filed" for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liability of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.




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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       I.D. SYSTEMS, INC.

                                       By: /s/ Jeffrey M. Jagid
                                           ----------------------------
                                           Jeffrey M. Jagid
                                           Chief Executive Officer and President


                                       By: /s/ Ned Mavrommatis
                                           ----------------------------
                                           Ned Mavrommatis
                                           Chief Financial Officer


Dated: August 14, 2003





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




                                                                    EXHIBIT 99.1


           I.D. SYSTEMS, INC. REPORTS SECOND QUARTER FINANCIAL RESULTS

Hackensack, NJ, August 4, 2003

I.D. Systems, Inc. (NASDAQ: IDSY), announced today its financial results for the second quarter ended June 30, 2003. Revenues increased to $2,125,000, up 80% over the second quarter a year ago and 32% over the preceding quarter, as the company's Wireless Asset Net(TM) system for tracking and managing fleets of industrial equipmenT continued to gain market share. Gross profit margins for the quarter remained strong and stable at 49%. Net loss for the three months decreased 48% to $211,000, or $.03 per basic and diluted share, compared to the net loss of $405,000, or $.06 per basic and diluted share, in the second quarter of 2002.

For the six-month period ended June 30, 2003, revenues increased 86% to $3,734,000, compared to $2,009,000 for the same period a year ago. Net loss for the six months decreased 44% to $596,000, compared to $1,062,000 for the same period last year.

"I.D. Systems continues to meet its short-term objectives and adhere to its long-term strategic plan," said Jeffrey Jagid, Chairman and Chief Executive Officer of I.D. Systems. "We are increasing the market penetration of our patented wireless technology and demonstrating a compelling return on investment for our customers while delving into new applications. We are reporting year-over-year and sequential revenue growth, and achieving robust gross profit margins. We are particularly gratified that in a challenging economic environment, I.D. Systems continues both to build business with existing customers and add new Fortune 500 customers, which we believe reflects a growing acceptance of our technology as a best practice for safety improvements and operating cost reductions."

"I.D. Systems' financial condition remains strong," added Chief Financial Officer Ned Mavrommatis. "At June 30, 2003, the company's cash, cash equivalents, and investments totaled $8,327,000, with $8,105,000 in working capital."

Selling, general and administrative (SG&A) expenses for the quarter ended June 30, 2003, were $1,105,000, compared to $814,000 for the three months ended June 30, 2002. As a percentage of revenues, SG&A expenses decreased to 52% from 69% in the second quarter of 2002. Research and development (R&D) expenses were $219,000 for the three months ended June 30, 2003, compared to $271,000 for the same period last year. As a percentage of revenues, R&D expenses decreased to 10% for the quarter, compared to 23% a year ago.

Highlights in the second quarter of 2003 included:

o Ford Motor Company (NYSE: F) accelerated its corporate-wide deployment of I.D. Systems' wireless Industrial Vehicle Electronic Control System (IVECS). The accelerated plan calls for more than 20 Ford assembly and stamping plants in North



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


     America to implement IVECS on a significant portion of their material handling vehicles by the end of 2003.

o The U.S. Postal Service (USPS) ordered I.D. Systems' Wireless Asset Net for a fleet of industrial vehicles at the USPS Buffalo, New York, Processing and Distribution Center, the eighth USPS facility to acquire the system.
o Walgreen Co. (NYSE: WAG), the largest U.S. drugstore chain with 4,029 stores and fiscal 2002 sales of $28.7 billion, ordered the Wireless Asset Net for material handling fleets at two distribution centers. Walgreens represents I.D. Systems' first opportunity in the retail drug market and is a key addition to the company's growing base of Fortune 500 customers.
o American Axle & Manufacturing Holdings, Inc. (NYSE: AXL) ordered an initial deployment of I.D. Systems' Wireless Asset Net technology at one of its Michigan plants. American Axle, a Tier One automotive driveline systems supplier with 2002 revenues of $3.5 billion, joins Ford, DaimlerChrysler, Toyota, and other automotive industry leaders as an I.D. Systems customer.
o I.D. Systems continued to work together with Avis Rent A Car System, Inc., a wholly owned subsidiary of Cendant Corporation (NYSE: CD), to implement the Wireless Asset Net system on Avis' 2,000-vehicle rental fleet in Puerto Rico. The deployment is designed to automate various aspects of the car rental and return process, improving customer service and increasing the efficiency of fleet operations. Avis and its subsidiaries operate the world's second largest general-use car rental brand, with more than 1,700 locations worldwide.

INVESTOR CONFERENCE CALL

I.D. Systems will be holding a conference call for investors and analysts at 4:45 p.m. Eastern Daylight Time on August 4, 2003. Jeffrey Jagid, Chairman and CEO, Kenneth Ehrman, President and COO, Ned Mavrommatis, CFO and Rick Muntz, EVP of Sales & marketing, will discuss the results of the quarter and recent corporate developments. After opening remarks, there will be a question and answer period. The conference call will be broadcast live over the Internet via the Investors section of the company's web site at www.id-systems.com. To listen to the live call, go to the web site at least 10 minutes early to download and install any necessary audio software.

ABOUT THE COMPANY

Based in Hackensack, New Jersey, I.D. Systems, Inc. is a leading provider of wireless solutions for corporate asset management. I.D. Systems' customers include Archer Daniels Midland, DaimlerChrysler, Deere & Co., Ford Motor Company, Hallmark Cards, Target Corporation, Walgreen Co., the U.S. Department of Homeland Security, the U.S. Navy, and the U.S. Postal Service, among others. Using local area networks, wide area networks, and the Internet, the company's systems enable management to control and track the location and status of their assets-- from letters and containers to forklifts and railcars-- in real time. For more information on I.D. Systems, Inc., visit www.idsystems.com.



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


Wireless Asset Net and the I.D. Systems, Inc. logo are trademarks of I.D. Systems, Inc.

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward looking statements that are subject to risk and uncertainties, including, but not limited to, the impact of competitive products, product demand and market acceptance risks, fluctuations in operating results and other risks detailed from time to time in I.D. Systems' filings with the Securities and Exchange Commission. These risks could cause I.D. Systems' actual results for the current fiscal year and beyond to differ materially from those expressed in any forward looking statements made by, or behalf of, I.D. Systems.






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


                               I.D. SYSTEMS, INC.
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                     THREE MONTHS ENDED               SIX MONTHS ENDED
                                                          JUNE 30,                        JUNE 30,
                                                    2002            2003            2002            2003
                                                -----------     -----------     -----------     -----------

Revenues                                        $ 1,178,000     $ 2,125,000     $ 2,009,000     $ 3,734,000
Cost of Revenues                                    593,000       1,076,000         968,000       1,831,000
                                                -----------     -----------     -----------     -----------

Gross Profit                                        585,000       1,049,000       1,041,000       1,903,000
Selling, general and administrative expenses        814,000       1,105,000       1,697,000       2,188,000
Research and development expenses                   271,000         219,000         551,000         451,000
                                                -----------     -----------     -----------     -----------

Loss from operations                               (500,000)       (275,000)     (1,207,000)       (736,000)
Interest income                                      95,000          79,000         146,000         165,000
Interest expense                                         --         (15,000)         (1,000)        (25,000)
                                                -----------     -----------     -----------     -----------

NET LOSS                                        $  (405,000)    $  (211,000)    $(1,062,000)    $  (596,000)
                                                ===========     ===========     ===========     ===========

NET LOSS PER SHARE - BASIC AND DILUTED          $     (0.06)    $     (0.03)    $     (0.16)    $     (0.09)
                                                ===========     ===========     ===========     ===========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING -
BASIC AND DILUTED LOSS PER SHARE
                                                  6,797,000       6,833,000       6,622,000       6,819,000
                                                ===========     ===========     ===========     ===========

                               I.D. SYSTEMS, INC.
                            CONDENSED BALANCE SHEETS

                                                                                       JUNE 30, 2003
                                                                  December 31, 2002     (UNAUDITED)
                                                                  -----------------    -------------
ASSETS
        Cash and cash equivalents                                   $  3,758,000       $  3,264,000
        Investments                                                    3,031,000          2,991,000
        Accounts receivable, net                                       1,114,000          1,833,000
        Unbilled receivables                                                  --            449,000
        Inventory                                                      1,471,000            911,000
        Investment in sales type leases                                  159,000             34,000
        Interest receivable                                               73,000            104,000
        Officer loan                                                      10,000             10,000
        Prepaid expenses and other current assets                        147,000            206,000
                                                                    ------------       ------------
                Total current assets                                   9,763,000          9,802,000
Investments                                                              968,000          2,072,000
Fixed assets, net                                                        679,000            656,000
Investment in sales type leases                                          522,000             77,000
Installment receivable - non-current portion                             867,000            785,000
Officer loan                                                              41,000             36,000
Deferred contract costs                                                       --            121,000
Other assets                                                             107,000            108,000
                                                                    ------------       ------------
                                                                    $ 12,947,000       $ 13,657,000
                                                                    ============       ============

LIABILITIES
        Accounts payable and accrued expenses                       $  1,205,000       $  1,265,000
        Long term debt - current portion                                      --            199,000
        Line of credit                                                   137,000            137,000
        Deferred revenue                                                  26,000             46,000
        Other current liabilities                                        100,000             50,000
                                                                    ------------       ------------
                Total current liabilities                              1,468,000          1,697,000
Long term debt                                                                --            727,000
Deferred revenue                                                              --            156,000
Deferred rent                                                             66,000             77,000
                                                                    ------------       ------------
                                                                       1,534,000          2,657,000
                                                                    ------------       ------------

STOCKHOLDERS' EQUITY
Preferred stock; authorized 5,000,000 shares, $.01 par value;
  none issued Common stock; authorized 15,000,000 shares,
  $.01 par value; issued and outstanding 6,799,000 shares and
  6,863,000 shares                                                        68,000             69,000
Additional paid-in capital                                            22,042,000         22,226,000
Treasury stock; 40,000 shares at cost                                   (113,000)          (113,000)
Accumulated deficit                                                  (10,584,000)       (11,182,000)
                                                                    ------------       ------------
                                                                      11,413,000         11,000,000
                                                                    ------------       ------------
                                                                    $ 12,947,000       $ 13,657,000
                                                                    ============       ============





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